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                                                                   EXHIBIT 10.23

                FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT

     This Amendment, dated as of November 24, 1997, is made by and between NICOLLET PROCESS ENGINEERING INC., a Minnesota corporation (the "Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    RECITALS

     The Borrower and the Lender have entered into a Credit and Security Agreement dated as of May 28, 1997 (as the same may be amended or supplemented from time to time, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

     The Borrower has requested that the Lender waive certain Defaults and reset certain financial covenants to the Credit Agreement which the Lender is willing to do pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

     1. FINANCIAL COVENANTS. Section 6.7 of the Credit Agreement is hereby amended in its entirety and replaced with the following new section:

          "Section 6.7 MINIMUM BOOK NET WORTH. The Borrower will maintain its Book Net Worth, determined as at the end of each month listed below, at an amount not less than the amount set forth opposite such period:

          ----------------------------------------------------------
                    MONTH                    MINIMUM BOOK NET WORTH
          ----------------------------------------------------------
               November 30, 1997                  $580,000
               December 31, 1997                  $480,000
               January 31, 1998                   $480,000
               February 28, 1998                  $480,000
                March 31, 1998                    $480,000
                April 30, 1998                    $480,000
                 May 31, 1998                     $680,000
          ----------------------------------------------------------

          "Provided however, that if upon the Lender's receipt of the Borrower's audited fiscal year-end financial reports for the fiscal year ending August 31,1997, such audited reports show that the Borrower's fiscal year-end Book Net Worth varied from $472,000 by more than $10,000, then

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          "(i) if the variance is $10,000 or more greater than $472,000, then each of the financial covenants above shall be increased by the amount that the Borrower's fiscal year-end Book Net Worth varies from $472,000; and

          "(ii) if the variance is $10,000 or more less than $472,000, then the Lender, in its sole discretion, may consider amending the covenant levels.

          "If both parties agree to extend the Maturity Date beyond May 28, 1998, then on or before June 30, 1998, the Lender shall establish acceptable covenant levels for this Section based upon the Borrower's projections for such periods."

     2. NO OTHER CHANGES. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

     3. WAIVER OF DEFAULTS. The Borrower is in default of the following provisions of the Credit Agreement (collectively, the "Defaults"):

--------------------------------------------------------------------------------
     SECTION/COVENANT        PERIOD             REQUIRED                ACTUAL
--------------------------------------------------------------------------------
6.7 Minimum Book Net Work     6/97      not less than $1,310,000      $1,303,000
                              7/97      not less than $1,310,000      $1,094,000
                              FYE       not less than $1,310,000      $  472,000
                              8/97
--------------------------------------------------------------------------------

Upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives the Defaults. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

     4. AMENDMENT FEE. The Borrower shall pay the Lender as of the date hereof a fully earned, non-refundable fee in the amount of $2,000 in consideration of the Lender's execution of this Amendment.

     5. CONDITIONS PRECEDENT. This Amendment, and the waiver set forth in Paragraph 3 hereof, shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

     (a)  payment of the fee described in Paragraph 4; and

     (b)  such other matters as the Lender may require in its sole discretion.


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     6.   REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender as follows:

          (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

          (b) The execution, delivery and performance by the Borrower of this Amendment have been duty authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or bylaws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

          (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

     7. REFERENCES. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

     8. NO OTHER WAIVER. Except as set forth in Paragraph 3 hereof, the execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

     9. RELEASE. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.


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     10.  COSTS AND EXPENSES.  The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

     11. MISCELLANEOUS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

NORWEST BUSINESS CREDIT, INC.           NICOLLET PROCESS ENGINEERING,
                                        INC.


By /s/ Warren G. Lindman                By /s/ John Sandberg
   ----------------------------            ------------------------------------
     Warren G. Lindman                         John Sandberg
Its Assistant Vice President            Its Controller


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                                        Exhibit B to Credit and Security
                                        Agreement


                             COMPLIANCE CERTIFICATE

To:  Warren Lindman
     Norwest Business Credit, Inc.

Date:  __________,199__

Subject:  Nicollet Process Engineering, Inc.

          Financial Statements

     In accordance with our Credit and Security Agreement dated as of May 28, 1997 (the "Credit Agreement"), attached are the financial statements of Nicollet Process Engineering, Inc. (the "Borrower") as of and for ____________________, 19____ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

     I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition as of the date thereof.

     Events of Default (Check one):

     / / The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

     / / The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

          FINANCIAL COVENANTS.  I further hereby certify as follows:

     1. MINIMUM BOOK NET Worth. Pursuant to Section 6.7 of to Credit Agreement, as of the Reporting Date, the Borrower's Book Net Worth was $______ which / / satisfies / / does not satisfy the requirement that such amount be not less than $_____________ during such period as set forth in table below:

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               MONTH                  MINIMUM BOOK NET WORTH
               -----                  ----------------------
          November 30, 1997                  $580,000
          December 31, 1997                  $480,000
          January 31, 1998                   $480,000
          February 28, 1998                  $480,000
           March 31, 1998                    $480,000
           April 30, 1998                    $480,000
            May 31, 1998                     $680,000

     Attached hereto are all relevant acts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                              NICOLLET PROCESS ENGINEERING, INC.

                              By___________________________________

                                Its Chief Financial Officer


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